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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MAY 12, 1995

                           AVERY DENNISON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          DELAWARE                      1-7685                       95-1492269
(STATE OR OTHER JURISDICTION         (COMMISSION                  (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)               (IDENTIFICATION NO.)
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         150 NORTH ORANGE GROVE BOULEVARD, PASADENA, CALIFORNIA 91103
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                         REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE:
                                 (818) 304-2000

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c) Exhibits

  1 Distribution Agreement dated May 12, 1995 between Registrant, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

  4.1 Certificate establishing a series of Securities entitled "Medium-Term Notes, Series C" under the Indenture between Registrant and Security Pacific National Bank, as Trustee, dated as of March 15, 1991, as amended by a First Supplemental Indenture, dated as of March 16, 1993, between Registrant and BankAmerica National Trust Company, as successor Trustee, without exhibits.

  4.2 Form of Fixed Rate Note described in Exhibit 4.1

  4.3 Form of Floating Rate Note described in Exhibit 4.1

  5   Opinion of Counsel to the Company regarding legality.

 24   Consent of Counsel to the Company (included in Exhibit 5).

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 1995

                                          AVERY DENNISON CORPORATION


                                          By:          WALTER PFAU
                                              --------------------------------
                                                       Walter Pfau
                                                Vice President, Treasury
                                               Operations and Investments

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